UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 3, 2015

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 3, 2015, Apple Inc. (“Apple”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs International and Mitsubishi UFJ Securities International plc for the issuance and sale by Apple of ¥250,000,000,000 aggregate principal amount of Apple’s 0.350% Notes due 2020 (the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate dated as of June 10, 2015 issued pursuant thereto establishing the terms of the Notes (the “Officer’s Certificate”).

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191) (the “Registration Statement”).

Interest on the Notes will be payable semi-annually on June 10 and December 10 of each year, beginning on December 10, 2015, and on the maturity date of the Notes. The Notes will mature on June 10, 2020.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the form of the Notes). The Underwriting Agreement and the Officer’s Certificate (including the form of the Notes) are attached hereto as Exhibits 1.1 and 4.1 through 4.2, respectively, and incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of June 3, 2015, among Apple Inc., Goldman Sachs International and Mitsubishi UFJ Securities International plc

4.1	Officer’s Certificate of Apple Inc., dated as of June 10, 2015

4.2	Form of Global Note representing the Notes (included in Exhibit 4.1)

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2015	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of June 3, 2015, among Apple Inc., Goldman Sachs International and Mitsubishi UFJ Securities International plc

4.1	Officer’s Certificate of Apple Inc., dated as of June 10, 2015

4.2	Form of Global Note representing the Notes (included in Exhibit 4.1)

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in the opinion filed as Exhibit 5.1)